Exhibit (13)(b)






                                  SUBSCRIPTION



                                    February 1, 1995



To:   The Trustees of the
        State Street Research Capital Trust
      One Financial Center
      Boston, Massachusetts   02111-2690


      The undersigned hereby subscribes to one Class A share of beneficial interest of State Street Research Small Capitalization Value Fund, having a par value of $.001, at a price of $9.55 per share and agrees to pay therefor upon demand in cash the amount of $9.55.

                                    Very truly yours,

                                    STATE STREET RESEARCH &
                                    MANAGEMENT COMPANY



                                    By: /s/ Ralph F. Verni

                                  SUBSCRIPTION



                                    February 1, 1995



To:   The Trustees of the
        State Street Research Capital Trust
      One Financial Center
      Boston, Massachusetts   02111-2690


      The undersigned hereby subscribes to one Class B share of beneficial interest of State Street Research Small Capitalization Value Fund, having a par value of $.001, at a price of $9.55 per share and agrees to pay therefor upon demand in cash the amount of $9.55.

                                    Very truly yours,

                                    STATE STREET RESEARCH &
                                    MANAGEMENT COMPANY



                                    By: /s/ Ralph F. Verni

                                  SUBSCRIPTION



                                    February 1, 1995



To:   The Trustees of the
        State Street Research Capital Trust
      One Financial Center
      Boston, Massachusetts   02111-2690


      The undersigned hereby subscribes to one Class C share of beneficial interest of State Street Research Small Capitalization Value Fund, having a par value of $.001, at a price of $9.55 per share and agrees to pay therefor upon demand in cash the amount of $9.55.

                                    Very truly yours,

                                    STATE STREET RESEARCH &
                                    MANAGEMENT COMPANY



                                    By: /s/ Ralph F. Verni

                                  SUBSCRIPTION



                                    February 1, 1995



To:   The Trustees of the
        State Street Research Capital Trust
      One Financial Center
      Boston, Massachusetts   02111-2690


      The undersigned hereby subscribes to one Class D share of beneficial interest of State Street Research Small Capitalization Value Fund, having a par value of $.001, at a price of $9.55 per share and agrees to pay therefor upon demand in cash the amount of $9.55.

                                    Very truly yours,

                                    STATE STREET RESEARCH &
                                    MANAGEMENT COMPANY



                                    By: /s/ Ralph F. Verni

                                    February 1, 1995


State Street Research Capital Trust
One Financial Center
Boston, Massachusetts   02111-2690

      In connection with your sale to us of one Class A share of beneficial interest of State Street Research Small Capitalization Value Fund (the "Share"), we understand that: (i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your sale of the Share to us is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Share for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. We hereby agree that we will not sell, assign or transfer the Share or any interest therein, except upon repurchase or redemption by the Fund, unless and until the Share has been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                    STATE STREET RESEARCH &
                                    MANAGEMENT COMPANY



                                    By: /s/ Ralph F. Verni

                                    February 1, 1995


State Street Research Capital Trust
One Financial Center
Boston, Massachusetts   02111-2690

      In connection with your sale to us of one Class B share of beneficial interest of State Street Research Small Capitalization Value Fund (the "Share"), we understand that: (i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your sale of the Share to us is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Share for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. We hereby agree that we will not sell, assign or transfer the Share or any interest therein, except upon repurchase or redemption by the Fund, unless and until the Share has been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                    STATE STREET RESEARCH &
                                    MANAGEMENT COMPANY



                                    By: /s/ Ralph F. Verni

                                    February 1, 1995


State Street Research Capital Trust
One Financial Center
Boston, Massachusetts   02111-2690

      In connection with your sale to us of one Class C share of beneficial interest of State Street Research Small Capitalization Value Fund (the "Share"), we understand that: (i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your sale of the Share to us is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Share for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. We hereby agree that we will not sell, assign or transfer the Share or any interest therein, except upon repurchase or redemption by the Fund, unless and until the Share has been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                    STATE STREET RESEARCH &
                                    MANAGEMENT COMPANY



                                    By: /s/ Ralph F. Verni

                                    February 1, 1995


State Street Research Capital Trust
One Financial Center
Boston, Massachusetts   02111-2690

      In connection with your sale to us of one Class D share of beneficial interest of State Street Research Small Capitalization Value Fund (the "Share"), we understand that: (i) the Share has not been registered under the Securities Act of 1933, as amended (the "1933 Act"); (ii) your sale of the Share to us is made in reliance on such sale being exempt under Section 4(2) of the 1933 Act as not involving any public offering; and (iii) in part, your reliance on such exemption is predicated on our representation, which we hereby confirm, that we are acquiring the Share for investment for our own account as the sole beneficial owner thereof, and not with a view to or in connection with any resale or distribution of the Share or of any interest therein. We hereby agree that we will not sell, assign or transfer the Share or any interest therein, except upon repurchase or redemption by the Fund, unless and until the Share has been registered under the 1933 Act or you have received an opinion of your counsel indicating to your satisfaction that said sale, assignment or transfer will not violate the provisions of the 1933 Act or any rules or regulations promulgated thereunder.

                                    STATE STREET RESEARCH &
                                    MANAGEMENT COMPANY



                                    By: /s/ Ralph F. Verni